UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

current report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 18, 2006

Atmospheric Glow Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	333-11591 (Commission File Number	62-1647888 (IRS Employer Identification Number)

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924 Corridor Park Blvd
Knoxville, Tennessee 37932-3723
(865) 777-3776

(Address, zip code and telephone number of principal executive offices)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

information to be included in the report

Section 2 - Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 18, 2006 Richard Wintenberg loaned Atmospheric Glow Technologies, Inc. ("AGT") $50,000. The principal is payable on or before May 17, 2007. The note provides for interest at a rate of 10% per annum. At the option of the lender, the principal may be converted into Common Shares of the Company at the lowest price that shares were sold by AGT in any private placement during the term of the loan, but in no event at a price greater than $0.12 per share. The lender also is entitled to receive 50,000 Common Shares of the Company as an inducement to make the loan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

Atmospheric Glow Technologies, Inc.

Date: May 23, 2006 By: /s/ Thomas W. Reddoch

Thomas W. Reddoch
Interim Chief Executive Officer